EXHIBIT 10-1

AMENDMENT AND RESTATEMENT AGREEMENT TO
GANNETT MARCH 2002 CREDIT AGREEMENT, GANNETT MARCH 2004 CREDIT AGREEMENT AND GANNETT JANUARY 2005 CREDIT AGREEMENT
This AMENDMENT AND RESTATEMENT AGREEMENT, dated as of August 5, 2013 (this “Amendment and Restatement Agreement”), to each of (i) the Amended and Restated Competitive Advance and Revolving Credit Agreement, dated as of March 11, 2002 and effective as of March 18, 2002, as amended and restated as of December 13, 2004 and effective as of January 5, 2005, as amended by the First Amendment thereto, dated as of February 28, 2007 and effective as of March 15, 2007, as further amended by the Second Amendment thereto, dated as of October 23, 2008 and effective as of October 31, 2008, as further amended by the Third Amendment thereto, dated as of September 28, 2009, as further amended by the Fourth Amendment thereto, dated as of August 25, 2010 and as further amended by the Fifth Amendment and Waiver, dated as of September 30, 2010 (the “2002 Credit Agreement”), among Gannett Co., Inc., a Delaware corporation (“Gannett”), the several banks and other financial institutions from time to time parties to the Credit Agreement (the “2002 Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “2002 Administrative Agent”), JPMorgan Chase Bank, N.A. and Citibank, N.A., as syndication agents, and Barclays Bank PLC, as documentation agent, (ii) the Competitive Advance and Revolving Credit Agreement, dated as of February 27, 2004 and effective as of March 15, 2004, as amended by the First Amendment thereto, dated as of February 28, 2007 and effective as of March 15, 2007, as further amended by the Second Amendment thereto, dated as of October 23, 2008 and effective as of October 31, 2008, as further amended by the Third Amendment thereto, dated as of September 28, 2009, as further amended by the Fourth Amendment thereto, dated as of August 25, 2010, and as further amended by the Fifth Amendment and Waiver, dated as of September 30, 2010 (the “2004 Credit Agreement”), among Gannett, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “2004 Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), JPMorgan Chase Bank, N.A. and Citibank, N.A., as syndication agents, and Barclays Bank PLC and SunTrust Bank, as documentation agents and (iii) the Competitive Advance and Revolving Credit Agreement, dated as of December 13, 2004 and effective as of January 5, 2005, as amended by the First Amendment thereto, dated as of February 28, 2007 and effective as of March 15, 2007, as further amended by the Second Amendment thereto, dated as of October 23, 2008 and effective as of October 31, 2008, as further amended by the Third Amendment thereto, dated as of September 28, 2009, as further amended by the Fourth Amendment thereto, dated as of August 25, 2010 and as further amended by the Fifth Amendment and Waiver, dated as of September 30, 2010 (the “2005 Credit Agreement” and, together with the 2002 Credit Agreement and the 2004 Credit Agreement, the “Credit Agreements”; and, each as amended and restated as of August 5, 2013 pursuant to this Amendment and Restatement Agreement, the “Amended and Restated Credit Agreement”), among Gannett, the Guarantors under the Credit Agreements as of the date hereof, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “2005 Lenders” and, together with the 2002 Lenders and the 2004 Lenders, the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “2005 Administrative Agent” and, together with the 2002 Administrative Agent and the 2004 Administrative Agent, the “Administrative Agent”), JPMorgan Chase Bank, N.A. and Citibank, N.A., as syndication agents, and Barclays Bank PLC, as documentation agent, is made by and between Gannett, the Guarantors, the Administrative Agent, JPMorgan Chase Bank, N.A. and Bank of America, N.A., as issuing lenders (each, an “Issuing Lender”) and the Lenders party hereto.

W I T N E S S E T H:
WHEREAS, Gannett has requested that the Five-Year Commitments (as defined in each Credit Agreement) be extended to the five-year anniversary of the date on which the conditions precedent set forth in Section 7 of this Amendment and Restatement Agreement shall have been satisfied or waived as set forth herein;
WHEREAS, in connection therewith, Gannett has requested certain amendments to each Credit Agreement as described herein and in the Amended and Restated Credit Agreement;
WHEREAS, the parties are willing to consent to the requested amendments on the terms and conditions contained herein;
NOW THEREFORE, the parties hereto hereby agree as follows:
1.Defined Terms. Unless otherwise defined herein, terms defined in the Amended and Restated Credit Agreement and used herein shall have the meanings given to them in the Amended and Restated Credit Agreement.
2.Amendment and Restatement. (a) The Credit Agreements (excluding the Schedules and Exhibits thereto to the extent not expressly amended and restated herein) are hereby collectively amended and restated, effective as of the Amendment and Restatement Effective Date (as defined below), to read as set forth in Exhibit A hereto.

(b) The Schedules and Exhibits to each of the 2002 Credit Agreement and the 2004 Credit Agreement are hereby collectively amended and restated, effective as of the Amendment and Restatement Effective Date, with the Schedules and Exhibits to the 2005 Credit Agreement, as the same may be amended, supplemented or modified in connection with this Amendment and Restatement Agreement.
(c) The Guarantee Agreement of each of the 2002 Credit Agreement and the 2004 Credit Agreement is hereby amended and restated, effective as of the Amendment and Restatement Effective Date, with the Guarantee Agreement of the 2005 Credit Agreement, as the same may be amended, supplemented or modified in connection with this Amendment and Restatement Agreement to read as set forth in Section 3 hereof.
3.Amendments to the Guarantee Agreement. (a) Section 1.1(b) of the Guarantee Agreement is hereby amended by adding a new definition of “Qualified Keepwell Provider” as follows:

“Qualified Keepwell Provider”: in respect of any Swap Obligation, each of Gannett and the Guarantors that, at the time the relevant guarantee (or grant of the relevant security interest, as applicable) becomes effective with respect to such Swap Obligation, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” with respect to such Swap Obligation at such time by entering into a keepwell or guarantee pursuant to Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
(b) Article IV of the Guarantee Agreement is hereby amended by adding a new Section 4.19 (Keepwell) as follows:

Section 4.19 Keepwell. Each Qualified Keepwell Provider hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified Keepwell Provider shall only be liable under this Section 4.19 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 4.19, or otherwise under this Agreement or the Loan Documents, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified Keepwell Provider under this Section 4.19 shall remain in full force and effect until the Termination Date. Each Qualified Keepwell Provider intends that this Section 4.19 constitute, and this Section 4.19 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
4.Extension of Five-Year Termination Date. Gannett hereby requests that individual Five-Year Lenders extend the maturity date of such Lender’s Five-Year Commitments (including any L/C Commitments) from the Extended Termination Date to the 2018 Extended Termination Date, on the same terms and conditions as the existing Five-Year Facility (the “2018 Extension Option”), except as otherwise set forth herein. Each Five-Year Lender (each, a “2018 Extending Lender”) that executes this Amendment and Restatement Agreement as a “2018 Extending Lender” hereby agrees to such extension in accordance with this Section 4, and upon the effectiveness of this Amendment and Restatement Agreement, the Termination Date with respect to each Five Year Lender’s Five-Year Commitments and the end of the Five-Year Commitment Period shall be the 2018 Extended Termination Date. Each such 2018 Extending Lender shall execute and deliver to Gannett and the Administrative Agent this Amendment and Restatement Agreement, the 2018 Master Assignment Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the extended Five-Year Commitments of such 2018 Extending Lender. Each such 2018 Extending Lender shall be subject to the conditions set forth in Section 7 below.

5.Term Loans. Subject to the terms and conditions set forth in the Amended and Restated Credit Agreement, each Term Lender severally agrees to make Term Loans to Gannett on the Amendment and Restatement Effective Date in an amount not to exceed the amount of the Term Commitment of such Lender. The Term Loans may from time to time be Eurodollar Term Loans or ABR Loans, as determined by Gannett and notified to the Administrative Agent in accordance with Sections 2.1B and 2.1C of the Amended and Restated Credit Agreement.

6.Letters of Credit. The parties hereto agree that the Existing Letters of Credit will automatically, without any further action on the part of any Person, be deemed to be Letters of Credit issued under the Amended and Restated Credit Agreement on the Amendment and Restatement Effective Date for the account of Gannett.

7.Effectiveness. This Amendment and Restatement Agreement shall become effective as of the date (the “Amendment and Restatement Effective Date”) on which the following conditions precedent shall have been satisfied:

(a)
the Administrative Agent shall have received counterparts hereof duly executed and delivered by each of (i) Gannett, (ii) the Guarantors, (iii) the Administrative Agent, (iv) the Issuing Lenders, (v) 2018 Extending Lenders holding Five-Year Commitments (after giving effect to the 2018 Master Assignment Agreement) in an aggregate amount of at least $1,085,000,000, (vi) Lenders constituting Required Lenders (as defined in the applicable Credit Agreement) under each of the Credit Agreements and (vii) the Lenders listed on Schedule 1.1A hereto having Term Commitments in an aggregate amount of at least $144.8 million;

(b)
the 2018 Extending Lenders and each other party party thereto shall have executed and delivered the 2018 Master Assignment Agreement pursuant to which 2018 Extending Lenders shall be assigned Five-Year Commitments such that each 2018 Extending Lender will hold its allocated Five-Year Commitments after giving effect thereto;

(c)
Gannett shall have delivered notice of the reduction of Five-Year Commitments pursuant to Section 2.4 of each Credit Agreement such that the aggregate Five-Year Commitments of the Lenders under the Amended and Restated Credit Agreement after such reductions is approximately $1,085,000,000 (such reductions to be allocated among the Credit Agreements as agreed by Gannett, the Administrative Agent and Citigroup Global Markets Inc. and the Lenders hereby waive the ratable reduction set forth in Section 2.13 of each Credit Agreement);

(d)
(i) each of the representations and warranties of Gannett in the Amended and Restated Credit Agreement and this Amendment and Restatement Agreement shall be true and correct in all material respects, as if made on and as of the date hereof; (ii) since December 30, 2012 there shall have been no Material change in the business or financial condition of Gannett and its Subsidiaries taken as a whole that has not been publicly disclosed, and (iii) no Default or Event of Default shall have occurred and be continuing;

(e)
the Administrative Agent shall have received an opinion from Nixon Peabody LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent. In rendering the foregoing opinion, such counsel may rely upon certificates of officers of the Loan Parties as to factual matters, including (i) the nature and location of the property of the Loan Parties, (ii) agreements and instruments to which the Loan Parties are a party, and (iii) the conduct of the business of the Loan Parties;

(f)
the Administrative Agent shall have received a certificate of the Secretary of each Loan Party certifying, as of the date of the Agreement, to resolutions duly adopted by the Board of Directors or other governing body of such Loan Party or a duly authorized committee thereof authorizing such Loan Party’s execution and delivery of this Amendment and Restatement Agreement and the making of the Borrowings, with appropriate insertions and attachments, including (x) the certificate of incorporation (or similar constituent document) of each such Loan Party that is a corporation certified as of a recent date by an authorized officer of such Loan Party, (y) bylaws or equivalent organizational document of such Loan Party, and (z) a long form good standing certificate for such Loan Party from its jurisdiction of organization;

(g)
the Administrative Agent shall have received such other closing documents, including legal opinions, documents, certificates and other instruments, as are customary for the transactions described in this Amendment and Restatement, or as such Administrative Agent may reasonably request;

(h)	all fees and reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, including the reasonable fees and disbursements of counsel, shall have been paid or reimbursed; and

(i)
Gannett shall have delivered the notice of Borrowing requesting that the Term Lenders make the Term Loans on the Amendment and Restatement Effective Date in accordance with Section 2.1B of the Amended and Restated Credit Agreement.

8.Representations and Warranties. Gannett hereby represents and warrants that, on and as of the Amendment and Restatement Effective Date, after giving effect to this Amendment and Restatement Agreement:

(a) No Default or Event of Default has occurred and is continuing; and
(b) Each of the representations and warranties of Gannett in the Amended and Restated Credit Agreement and this Amendment and Restatement Agreement is true and correct in all material respects, as if made on and as of the date hereof; and since December 30, 2012 there has been no Material change in the business or financial condition of Gannett and its Subsidiaries taken as a whole that has not been publicly disclosed.
9.Reaffirmation of Guarantee. Each Guarantor hereby agrees that all of its obligations and liabilities under each Credit Agreement and each other Loan Document to which it is a party remain in full force and effect on a continuous basis after giving effect to this Amendment and Restatement Agreement.

10.Continuing Effect. Except as expressly amended hereby, the Amended and Restated Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. From and after the date hereof, all references in a Credit Agreement thereto shall be to such Credit Agreement as amended hereby.

11.Counterparts. This Amendment and Restatement Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment and Restatement Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

12.Severability. Any provision of this Amendment and Restatement Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.Integration. This Amendment and Restatement Agreement and the other Loan Documents represent the entire agreement of Gannett, the Guarantors the Administrative Agent, the 2018 Extending Lenders and the other Lenders party hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, any 2018 Extending Lender or any other Lender party hereto relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

14.Headings. Section headings used in this Amendment and Restatement Agreement are for convenience of reference only, are not part of this Amendment and Restatement Agreement and are not to affect the constructions of, or to be taken into consideration in interpreting, this Amendment and Restatement Agreement.

15.GOVERNING LAW. THIS AMENDMENT AND RESTATEMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND RESTATEMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

16.Expenses. Gannett agrees to pay or reimburse each of the Administrative Agent and J.P. Morgan Securities LLC and Citigroup Global Markets Inc. as Joint Lead Arrangers for all of their respective reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and Restatement Agreement, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and counsel to J.P. Morgan Securities LLC and Citigroup Global Markets Inc. as Joint Lead Arrangers.

[Signature page follows]

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement Agreement to be executed and delivered by their duly authorized officers as of the date first written above.

GANNETT CO., INC.

By: /s/ Michael A. Hart
    Name: Michael A. Hart
    Title: Vice President & Treasurer

GUARANTORS:
GANNETT SATELLITE INFORMATION NETWORK, INC.
MULTIMEDIA HOLDINGS CORPORATION
PHOENIX NEWSPAPERS, INC.
GANNETT PACIFIC CORPORATION
INDIANA NEWSPAPERS, INC.
THE COURIER-JOURNAL, INC.
PACIFIC AND SOUTHERN COMPANY, INC.
GANNETT RIVER STATES PUBLISHING CORPORATION
FEDERATED PUBLICATIONS, INC.
DES MOINES REGISTER AND TRIBUNE COMPANY
WKYC-TV, INC.
CAPE PUBLICATIONS, INC.
DETROIT FREE PRESS, INC.
GANNETT MISSOURI PUBLISHING, INC.
THE DESERT SUN PUBLISHING COMPANY
THE ADVERTISER COMPANY
RENO NEWSPAPERS, INC.
ACTION ADVERTISING, INC.
MULTIMEDIA KSDK, INC.
X.COM, INC.

By:    /s/ Todd Mayman
    Name: Todd Mayman
    Title: Secretary

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By: /s/ Peter B. Thauer
    Name: Peter B. Thauer
    Title: Managing Director

JPMORGAN CHASE BANK, N.A., as Issuing Lender

By: /s/ Peter B. Thauer
    Name: Peter B. Thauer
    Title: Managing Director

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2002 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

BARCLAYS BANK PLC
(2002 Credit Agreement Lender)

By:    /s/ Noam Azachi
    Name: Noam Azachi
                            Title: Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2004 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

BARCLAYS BANK PLC
(2004 Credit Agreement Lender)

By:    /s/ Noam Azachi
    Name: Noam Azachi
    Title: Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2005 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

BARCLAYS BANK PLC
(2005 Credit Agreement Lender)

By:    /s/ Noam Azachi
    Name: Noam Azachi
    Title: Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2005 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

CAPITAL ONE, N.A.
(2005 Credit Agreement Lender)

By:    /s/ Richard L. Amador
    Name: Richard L. Amador
                            Title: Senior Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2002 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

CITIBANK, N.A.
(2002 Credit Agreement Lender)

By:    /s/ Michael Vondriska
    Name: Michael Vondriska
    Title: Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2004 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

CITIBANK, N.A.
(2004 Credit Agreement Lender)

By:    /s/ Michael Vondriska
    Name: Michael Vondriska
Title: Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2005 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

CITIBANK, N.A.
(2005 Credit Agreement Lender)

By:    /s/ Michael Vondriska
    Name: Michael Vondriska
Title: Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2002 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

COMERICA BANK
(2002 Credit Agreement Lender)

By:    /s/ Blake Arnett
    Name: Blake Arnett
    Title: Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2005 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

COMERICA BANK
(2005 Credit Agreement Lender)

By:    /s/ Blake Arnett
    Name: Blake Arnett
    Title: Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2002 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

FIFTH THIRD BANK
(2002 Credit Agreement Lender)

By:    /s/ Mary Ramsey
    Name: Mary Ramsey
    Title: Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2004 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

FIFTH THIRD BANK
(2004 Credit Agreement Lender)

By:    /s/ Mary Ramsey
    Name: Mary Ramsey
    Title: Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2005 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

FIFTH THIRD BANK
(2005 Credit Agreement Lender)

By:    /s/ Mary Ramsey
    Name: Mary Ramsey
    Title: Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2002 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

FIRST HAWAIIAN BANK
(2002 Credit Agreement Lender)

By:    /s/ Derek Chang
    Name: Derek Chang
    Title: Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2004 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

FIRST HAWAIIAN BANK
(2004 Credit Agreement Lender)

By:    /s/ Derek Chang
    Name: Derek Chang
    Title: Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2005 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

FIRST HAWAIIAN BANK
(2005 Credit Agreement Lender)

By:    /s/ Derek Chang
    Name: Derek Chang
    Title: Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2002 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

JPMORGAN CHASE BANK, N.A.
(2002 Credit Agreement Lender)

By:    /s/ Peter B. Thauer
    Name: Peter B. Thauer
    Title: Managing Director

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2004 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

JPMORGAN CHASE BANK, N.A.
(2004 Credit Agreement Lender)

By:    /s/ Peter B. Thauer
    Name: Peter B. Thauer
    Title: Managing Director

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2005 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

JPMORGAN CHASE BANK, N.A.
(2005 Credit Agreement Lender)

By:    /s/ Peter B. Thauer
    Name: Peter B. Thauer
    Title: Managing Director

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2002 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

MIZUHO BANK, LTD.
(2002 Credit Agreement Lender)

By:    /s/ Bertram H. Tang
    Name: Bertram H. Tang
    Title: Authorized Signatory

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2004 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

MIZUHO BANK, LTD.
(2004 Credit Agreement Lender)

By:    /s/ Bertram H. Tang
    Name: Bertram H. Tang
    Title: Authorized Signatory

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2005 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

MIZUHO BANK, LTD.
(2005 Credit Agreement Lender)

By:    /s/ Bertram H. Tang
    Name: Bertram H. Tang
    Title: Authorized Signatory

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2005 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

PNC BANK
(2005 Credit Agreement Lender)

By:    /s/ Nancy Rosal Bonnell
    Name: Nancy Rosal Bonnell
    Title: Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2002 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

RAYMOND JAMES BANK, N.A.
(2002 Credit Agreement Lender)

By:    /s/ Frank Reyes
    Name: Frank Reyes
    Title: Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2004 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

RAYMOND JAMES BANK, N.A.
(2004 Credit Agreement Lender)

By:    /s/ Frank Reyes
    Name: Frank Reyes
    Title: Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2005 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

RAYMOND JAMES BANK, N.A.
(2005 Credit Agreement Lender)

By:    /s/ Frank Reyes
    Name: Frank Reyes
    Title: Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2004 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

SUMITOMO MITSUI BANKING CORPORATION
(2004 Credit Agreement Lender)

By:    /s/ David W. Kee
    Name: David W. Kee
    Title: Managing Director

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2005 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

SUMITOMO MITSUI BANKING CORPORATION
(2005 Credit Agreement Lender)

By:    /s/ David W. Kee
    Name: David W. Kee
    Title: Managing Director

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2002 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

SUNTRUST BANK
(2002 Credit Agreement Lender)

By:    /s/ Cynthia W. Burton
    Name: Cynthia W. Burton
    Title: Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2004 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

SUNTRUST BANK
(2004 Credit Agreement Lender)

By:    /s/ Cynthia W. Burton
    Name: Cynthia W. Burton
    Title: Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2005 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

SUNTRUST BANK
(2005 Credit Agreement Lender)

By:    /s/ Cynthia W. Burton
    Name: Cynthia W. Burton
    Title: Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2002 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
(2002 Credit Agreement Lender)

By:    /s/ Ola Anderssen
    Name: Ola Anderssen
    Title: Director

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2004 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
(2004 Credit Agreement Lender)

By:    /s/ Ola Anderssen
    Name: Ola Anderssen
    Title: Director

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2005 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
(2005 Credit Agreement Lender)

By:    /s/ Ola Anderssen
    Name: Ola Anderssen
    Title: Director

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2002 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

THE NORTHERN TRUST COMPANY
(2002 Credit Agreement Lender)

By:    /s/ Lisa DeCristofaro
    Name: Lisa DeCristofaro
    Title: Senior Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2004 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

THE NORTHERN TRUST COMPANY
(2004 Credit Agreement Lender)

By:    /s/ Lisa DeCristofaro
    Name: Lisa DeCristofaro
    Title: Senior Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2005 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

THE NORTHERN TRUST COMPANY
(2005 Credit Agreement Lender)

By:    /s/ Lisa DeCristofaro
    Name: Lisa DeCristofaro
    Title: Senior Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2002 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

U.S. BANK, NATIONAL ASSOCIATION
(2002 Credit Agreement Lender)

By:    /s/ Steven L. Sawyer
    Name: Steven L. Sawyer
    Title: Senior Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2004 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

U.S. BANK, NATIONAL ASSOCIATION
(2004 Credit Agreement Lender)

By:    /s/ Steven L. Sawyer
    Name: Steven L. Sawyer
    Title: Senior Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

The undersigned 2005 Lender hereby consents to the terms of the Amendment and Restatement Agreement as a:

☒	2018 Extending Lender

☐	2018 Non-Extending Lender

U.S. BANK, NATIONAL ASSOCIATION
(2005 Credit Agreement Lender)

By:    /s/ Steven L. Sawyer
    Name: Steven L. Sawyer
    Title: Senior Vice President

[Signature Page to Amendment and Restatement Agreement - Gannett Credit Agreements]

Schedule 1.1A

Term Commitments

Lender	Term Commitment
Barclays Bank PLC	$16,500,000.00
Capital One, N.A.	$10,000,000.00
Comerica Bank	$3,000,000.00
Fifth Third Bank	$7,500,000.00
First Hawaiian Bank	$1,700,000.00
Mizuho Bank, Ltd.	$25,000,000.00
PNC Bank	$13,600,000.00
Raymond James Bank, N.A.	$8,000,000.00
Sumitomo Mitsui Banking Corporation	$3,000,000.00
SunTrust Bank	$16,500,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$16,500,000.00
The Northern Trust Company	$7,000,000.00
U.S. Bank, National Association	$16,500,000.00
Total	$144,800,000.00

AMENDMENT AND RESTATEMENT AGREEMENT- GANNETT CREDIT AGREEMENTS

Exhibit A
Amended and Restated Credit Agreement
[Filed as Exhibit 10-3 Herewith]

Exhibit B
Form of 2018 Master Assignment Agreement
[Filed as Exhibit 10-2 Herewith]